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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

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                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 27, 2000
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                     FIRST SECURITY AUTO OWNER TRUST 2000-2

                            FIRST SECURITY BANK, N.A.

             (Exact name of registrant as specified in its charter)




United States of America               333-36730                 87-6248687
(State or other Jurisdiction     (Commission File Number)     (I.R.S. employer
of Incorporation)                                            Identification No.)

                            First Security Bank, N.A.
                              79 South Main Street
                           Salt Lake City, Utah 84111
                    (Address of principal executive offices)
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Registrant's telephone number, including area code: 801-246-5706

                                   Page 1 of 4
                         Exhibit Index appears on Page 4

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ITEM 5.           OTHER EVENTS

                  On September 27, 2000, the registrant issued $98,000,000.00 aggregate principal amount of Class A-1 6.66% Asset Backed Notes, $211,000,000.00 aggregate principal amount of Class A-2 6.80% Asset Backed Notes, $115,000,000.00 aggregate principal amount of Class A-3 6.83% Asset Backed Notes, $58,400,000.00 aggregate principal amount of Class A-4 6.93% Asset Backed Notes and $39,117,000.00 aggregate principal amount of Class B 7.21% Asset Backed Notes of First Security Auto Owner Trust 2000-2 pursuant to an Indenture dated as of September 27, 2000. The Indenture is attached hereto as
Exhibit 99.

EXHIBIT 99 The following is filed as an Exhibit to this Report under Exhibit 99.

                           Indenture, dated as of September 27, 2000, by and between First Security Auto Owner Trust 2000-2 and The Chase Manhattan Bank, as Indenture Trustee.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FIRST SECURITY AUTO OWNER TRUST
                                         2000-2

                                         (Registrant)

Dated: September 27, 2000                 By: First Security Bank, N.A.,
                                              Individually and as Servicer


                                          By: /s/ Brad D. Hardy
                                              -----------------------
                                          Name:  Brad D. Hardy
                                          Title: Authorized Officer


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                                INDEX TO EXHIBITS


                                                                  Sequentially
Exhibit Number                   Exhibit                          Numbered Page
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99               Indenture, dated as of September 27, 2000             5


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